SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 26, 2007

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

155 Morristown Road
Bernardsville, New Jersey		07924
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (908) 221-0100

Item 5.02.      Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e)           On September 26, 2007, the Board of Directors (the “Board”) of Somerset Hills Bancorp (the “Company”) and Somerset Hills Bank (the “Bank”) approved amendments to the Employment Agreements by and between the Company and Stewart E. McClure, Jr., President and Chief Executive Officer and by and between the Bank and Gerard Riker, Chief Financial Officer (collectively, the “Amendments”).  The Amendments are administrative in nature and were made to ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended.

Item 9.01       Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.1	Amendment Agreements by and between Somerset Hills Bancorp and Stuart E. McClure, Jr., and by and between Somerset Hills Bank and Gerard Riker.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERSET HILLS BANCORP
(Registrant)

Dated: October 2, 2007	By:	/s/ Gerard Riker
GERARD RIKER
Executive Vice President
and Chief Financial Officer

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EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description	Page

99.2	Amendment Agreements by and between Somerset Hills Bancorp and Stuart E. McClure, Jr., and by and between Somerset Hills Bank and Gerard Riker.	5 - 8

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